united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/21

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2021

Conductor Global Equity Value Fund

Class A	RAALX
Class C	RACLX
Class I	RAILX
Class Y	RAYLX

Conductor International Equity Value Fund

Class A	RIALX
Class I	RIYLX

www.conductorfunds.com
1-844-GO-RAILX (1-844-467-2459)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about each Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in a Fund.

December 2021

First, let us begin by welcoming you to the eighth yearly update for the Conductor Global Equity Value Fund, (the “Global Fund”) and the second for the Conductor International Equity Value Fund (the “International Fund” and together with Global Fund, each a “Fund” and collectively the “Funds”). We always look forward to keeping you updated regularly on the status of the various positions in the portfolios and the global market and economic trends that affect our positioning.

Like 2020, FY 2021 has been affected significantly by the Covid-19 pandemic, but in ways quite different than observed a year ago. Whereas FY 2020 was defined by jaw-dropping market volatility and significant pandemic-induced societal disruption, FY 2021 represented some semblance of a return to normalcy around the globe. Economies stabilized as governments and central banks around the globe continued to respond aggressively to overcome the pandemic’s negative drag. Though there were speedbumps, vaccinations ramped up steadily and people returned to workplaces and schools and airports and family gatherings. The unprecedented snapback economic rebound created challenges. Supply-side constraints created extraordinary pressures across the global economy. General consumer and produces prices rose at levels not seen in a generation. Global supply chains were pushed to the breaking point. Nonetheless, against a general backdrop of permissive fiscal and monetary policy and economic and social normalization, global equity markets climbed steadily higher through the fiscal year. Looking underneath the market’s surface, there were a few encouraging outcomes and a few discouraging outcomes. Encouragingly, global value stocks, our preferred portfolio investment targets, outperformed global growth stocks, though growth started to reassert its decade-long dominance during the last portion of the fiscal year. Global small and mid-capitalization stocks, also preferred portfolio investment targets, outperformed large-cap stocks, but not nearly enough to make up for lost ground over prior years. Discouragingly, US stocks significantly outperformed international stocks, especially those in emerging markets countries. Add it all up and global equity markets ended FY 2021 in much the same place as where the year began: US equities remain significantly overvalued relative to their international counterparts; global growth stocks, even though they gave up a little relative ground, remain significantly overvalued when compared to value stocks; and small and mid-cap stocks remain undervalued relative to large-cap stocks.

From 10/31/2020 to 10/31/2021, the MSCI Net World Index was up 40.43%, while the MSCI Net All Country World Index was up 37.28%. The Global Fund’s Benchmark, the MSCI All Country World Value Index was up 39.95%, while the MSCI All Country World Growth Index was up 34.70%. The MSCI Net All Country Small and Mid-Cap Index was up 42.10% versus 36.84% for the MSCI Net All Country Large-Cap Index. The MSCI Net EAFE, covering ex-US developed countries, was up 34.18%, while the MSCI Net Emerging Markets Index was up 16.96%. The S&P 500 was up 42.89%. Over the same period, the Conductor Global Equity Value Fund Class Y was up 29.53%.

The International Fund Class I and Class A (without load) shares were up 19.31% versus 29.66% for the Fund’s benchmark, the MSCI All Country World ex USA net index, and 37.09% for the MSCI Net All Country World ex USA Value index.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Funds. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Funds’ maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ investment adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 1, 2022, to ensure that each of the Fund’s total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 2.15%, 2.90%, 1.90%, and 1.25% of average daily net assets attributable to Global Fund Class A, Class C, Class I, and Class Y shares, respectively; and 1.45% and 1.20% of the average daily net assets attributable to International Fund Class A and Class I shares, respectively. These expense reimbursements are subject to possible recoupment from Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. Please review the funds’ prospectus for more information regarding the funds’ fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfunds.com.

The views in this report are those of the Funds’ management. This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on the Funds’ management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the Global Fund portfolio, both at fiscal year-end 2020 and fiscal year-end 2021. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the MSCI All Country World Index (the “ACWI”) as a frame of reference rather than MSCI World. Like our portfolio, the ACWI has exposure to Emerging markets while the MSCI World does not.

Sector 10/31/20	Fund Portfolio %	ACWI %	Differential
Cash	30.37%	1.23%	29.14%
Consumer Disc.	18.06%	12.92%	5.14%
Consumer Staples	2.41%	7.74%	-5.33%
Energy	1.05%	2.58%	-1.53%
Financials/RE	2.83%	15.24%	-12.41%
Health Care	1.41%	12.23%	-10.82%
Industrials	7.96%	9.61%	-1.65%
Info Tech	10.07%	20.86%	-10.79%
Materials	19.96%	4.72%	15.24%
Communication Svcs	2.26%	9.69%	-7.43%
Utilities	3.61%	3.18%	0.43%

Sector 10/31/21	Fund Portfolio %	ACWI %	Differential
Cash	34.47%	0.30%	34.17%
Consumer Disc.	11.97%	12.74%	-0.77%
Consumer Staples	3.08%	6.57%	-3.49%
Energy	6.10%	3.54%	2.56%
Financials/RE	4.79%	17.01%	-12.22%
Health Care	1.01%	11.55%	-10.54%
Industrials	15.94%	9.54%	6.40%
Info Tech	5.41%	22.62%	-17.21%
Materials	16.82%	4.62%	12.20%
Communication Svcs	0.39%	8.90%	-8.51%
Utilities	0.00%	2.60%	-2.60%

ACWI Sector Performance 10/31/20 to 10/31/21	Performance %
Consumer Disc.	28.55%
Consumer Staples	17.75%
Energy	85.06%
Financials	59.18%
Real Estate	32.16%
Health Care	28.57%
Industrials	36.17%
Info Tech	45.32%
Materials	34.25%
Communication Svcs	28.42%
Utilities	12.96%

Region 10/31/20	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	0.00%	1.13%	-1.13%
Asia Pacific	40.80%	19.50%	21.30%
Central Asia	0.00%	0.13%	-0.13%
Eastern Europe	1.12%	0.50%	0.62%
North America	18.34%	60.35%	-42.01%
South/Central Am.	3.61%	0.81%	2.80%
Western Europe	5.75%	17.40%	-11.65%
Not Classified	30.37%	0.19%	30.18%

Region 10/31/21	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	1.09%	1.20%	-0.11%
Asia Pacific	27.68%	16.22%	11.46%
Central Asia	0.00%	1.37%	-1.37%
Eastern Europe	2.17%	0.64%	1.53%
North America	23.33%	62.09%	-38.76%
South/Central Am.	0.00%	0.68%	-0.68%
Western Europe	11.26%	17.62%	-6.36%
Not Classified	34.47%	0.19%	34.28%

ACWI Region Performance 10/31/20 to 10/31/21 (USD)	Performance %
United States (S&P 500)	42.89%
Europe	41.34%
Japan	20.32%
Asia AC ex-Japan	13.11%
EM Latin America	22.33%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Global Fund is not thematically oriented but focused on quantitative fundamental metrics. The Global Fund screens global equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company, we believe, also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global Indices. In an attempt to avoid “value traps” and manage risk, the Global Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Global Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Adviser believes, although there are no guarantees, that the Global Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	Over the course of FY 2021, the Fund saw the biggest exposure reductions in the Consumer Discretionary and Information Technology sectors, with the biggest increases in Industrials and Energy stocks. The Covid stimulus/reflationary trade significantly improved the relative performance opportunities for the beaten-down, undervalued Energy sector, which resulted in higher allocations. Because the IT sector in general holds the highest valuations of any sector, exposure trended lower as the fiscal year progressed. We expect low exposures to the IT space to continue. The Financial sector remains inexpensive long-term when compared to historical valuation levels, but poor relative strength/performance has kept the Global Fund from significantly increasing the allocation to this point. Nonetheless, because of the inherent value characteristics of the Financials sector, we expect exposure to increase in the coming quarters and years. Energy and

Materials stocks remain undervalued relative to the overall market; we expect to maintain overweight exposures in these sectors.

●	Regarding sector attribution relative to the MSCI All Country World Index, underexposure to the Information Technology Sector cost the portfolio approximately 3.5% of relative performance., the biggest negative sector contribution to yearly performance. Underexposure to Financials cost the portfolio approximately 1.7% in relative performance. The Materials and Consumer Discretionary sectors were the largest positive contributors to relative performance adding 3.8% and 3.7% respectively to relative performance against the ACWI. A broad range of individual Materials stocks contributed, while US retail stocks in particular helped push the Consumer Discretionary sector up the charts. The biggest drag of all, however, was the much larger than benchmark cash position, which cost the portfolio approximately 8% in relative performance.

GEOGRAPHY

●	In terms of geographic allocation, since the beginning of FY 2021, the Global Fund has been significantly underweight US and European equities relative to benchmark, and significantly overweight Asia/Pacific equities. Overall, the Global Fund has been overweight international equities generally. As mentioned above, the Global Fund has maintained a substantial cash position throughout the year, mostly at the expense of US exposure. Going forward, we expect to maintain a significant underweight to US equities because US equity indices remain the most overvalued top-level indices globally. We expect Asia/Pacific to remain a core part of the portfolio and anticipate more Europe exposure.

●	Looking at attribution from a geographic perspective, in a reversal from the prior fiscal year, North American/US stocks represented the biggest contributor to relative performance against global benchmarks by adding approximately 6% in relative performance. Most of this outperformance was due to the very strong performance of several US-based retail stocks. Western Europe added approximately 1% to relative performance. The Global Fund’s overweight in Asia/Pacific stocks through the year cost the portfolio approximately 2.5% in relative performance, primarily due to the fact that Japanese stocks and stocks in the broader Asia/Pacific region significantly underperformed other regions of the world. As mentioned above, excess cash cost the portfolio approximately 8% points in relative performance.

Conductor International: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the International Fund, both at fiscal year-end 2020 (10/31/20) and at fiscal year-end 2021 (10/31/21). Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the MSCI All Country World ex-US Index (the “ACWI ex-US”) as a frame of reference rather than MSCI World ex-US index. Like our portfolio, the ACWI has exposure to Emerging markets while the MSCI World does not.

Sector 10/31/20	Fund Portfolio %	ACWI ex-US%	Differential
Cash	30.04%	0.43%	29.61%
Consumer Disc.	10.66%	14.22%	-3.56%
Consumer Staples	2.35%	9.55%	-7.20%
Energy	1.95%	3.96%	-2.01%
Financials/RE	6.51%	19.79%	-13.28%
Health Care	3.69%	9.93%	-6.24%
Industrials	10.07%	11.69%	-1.62%
Info Tech	8.58%	11.44%	-2.86%
Materials	17.38%	7.77%	9.61%
Communication Svcs	4.48%	7.86%	-3.38%
Utilities	4.29%	3.36%	0.93%

Sector 10/31/21	Fund Portfolio %	ACWI ex-US%	Differential
Cash	21.32%	0.43%	20.89%
Consumer Disc.	8.54%	12.76%	-4.22%
Consumer Staples	9.51%	8.51%	1.00%
Energy	8.62%	4.99%	3.63%
Financials/RE	5.46%	21.81%	-16.35%
Health Care	3.04%	9.36%	-6.32%
Industrials	17.85%	12.07%	5.78%
Info Tech	6.05%	13.04%	-6.99%
Materials	12.94%	7.88%	5.06%
Communication Svcs	5.11%	6.16%	-1.05%
Utilities	1.55%	2.98%	-1.43%

ACWI ex-US Sector Performance 10/31/20 to 10/31/21	Performance %
Consumer Disc.	13.43%
Consumer Staples	17.95%
Energy	73.66%
Financials	49.90%
Health Care	19.44%
Industrials	34.63%
Info Tech	43.02%
Materials	34.05%
Communication Svcs	6.39%
Utilities	18.04%

Region 10/31/20	Fund Portfolio %	ACWI ex-US%	Differential
Africa/Mid East	1.02%	2.73%	-1.71%
Asia Pacific	44.31%	46.51%	-2.20%
Central Asia	1.04%	2.48%	-1.44%
Eastern Europe	0.37%	1.19%	-0.82%
North America	4.59%	6.92%	-2.33%
South/Central Am.	3.96%	1.70%	2.26%
Western Europe	14.71%	38.09%	-23.38%
Not Classified	30.00%	0.37%	29.63%

Region 10/31/21	Fund Portfolio %	ACWI ex-US%	Differential
Africa/Mid East	5.66%	2.98%	2.68%
Asia Pacific	40.68%	41.08%	-0.40%
Central Asia	1.45%	3.50%	-2.05%
Eastern Europe	3.69%	1.60%	2.09%
North America	7.40%	8.05%	-0.65%
South/Central Am.	0.54%	1.46%	-0.92%
Western Europe	19.28%	41.01%	-21.73%
Not Classified	21.32%	0.33%	20.99%

ACWI Region Performance 10/31/20 to 10/31/21 (USD)	Performance %
Europe	41.34%
Japan	20.32%
Asia AC ex-Japan	13.11%
EM Latin America	22.33%
EM Africa/Mid East/Europe	51.04%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the International Fund is not thematically oriented but focused on quantitative fundamental metrics. The International Fund screens global equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company, we believe, also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. In an attempt to avoid “value traps” and manage risk, the International Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the International Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Adviser believes the Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	Over the course of the 2021 Fiscal Year, the International Fund saw the biggest exposure reductions in the Materials and Utilities sectors (though exposure to Materials remained well above benchmark weight), and the biggest exposure increases in Industrials and Energy. The Covid stimulus/reflationary trade significantly improved the relative performance opportunities for the beaten-down Energy sector, which resulted in increased allocation. The magnitude of the decline in Materials sector exposure was larger than the decline observed in the Global Fund. Because the IT sector in general holds the highest valuations of any sector, exposure started low and declined as the fiscal period progressed. We expect this will remain the case. The Financial sector remains inexpensive long-term when compared to historical valuation levels, but poor relative strength/performance has kept the International Fund from significantly increasing the allocation to this point. Nonetheless, because of the inherent value characteristics of the Financials sector, we expect exposure to increase in the coming quarters. We expect to maintain above benchmark weight exposure to the Energy and Materials sectors.

●	Regarding sector attribution relative to the MSCI All Country World ex-US Index, the Financials and Information Technology sectors each cost the portfolio approximately 2.5% in relative performance, primarily due to portfolio underexposure relative to benchmarks. Conversely, Industrials, Health Care, and Materials stocks made positive contributions to relative performance. Like the Global Fund, high cash levels cost the International Fund performance as markets rallied. In the case of the International Fund, cash drag cost the portfolio approximately 6.8% of relative performance.

GEOGRAPHY

●	In terms of geographic allocation during fiscal year 2021, the International Fund has been underweight European equities relative to benchmark, and generally equal-weight to overweight Asia/Pacific equities. As with the Global Fund, the International Fund maintained a substantial cash position throughout fiscal year 2021. With equity markets globally still substantially overvalued, we anticipate that cash levels will remain elevated. Going forward, we expect Asia/Pacific equities to remain a core part of the portfolio and anticipate an increase in Europe exposure.

●	Looking at attribution from a geographic perspective, core European equities were the biggest weight on relative performance for the International Fund against the international benchmark, costing the portfolio approximately 2 percentage points in relative performance. Other regions neither cost the portfolio relative performance nor contributed in any significant way. As mentioned above, excess cash cost the portfolio approximately 6.8 percentage points in relative performance.

Portfolio Characteristics

The portfolios as constructed at fiscal year-end (10/31/21) continue to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics (since portfolio inception) can be found in the following table:

Valuation Metric	Global Fund Portfolio	ACWI
EV/EBITDA, TTM	6.11x	13.45x
Price to Book	1.41x	2.93x
Price to Earnings, TTM	11.91x	21.00x
Price to Cash Flow, TTM	5.83x	14.01x
Price to Sales	0.71x	2.17x
Debt to Equity	37.37%	139.94%
Dividend Yield	5.02%	2.19%

Valuation Metric	International Fund Portfolio	ACWI ex-US
EV/EBITDA, TTM	7.92x	10.53x
Price to Book	1.47x	1.88x
Price to Earnings, TTM	15.02x	17.20x
Price to Cash Flow, TTM	7.48x	9.59x
Price to Sales	0.71x	1.53x
Debt to Equity	53.56%	149.26%
Dividend Yield	3.69%	2.70%

Disclosures:

Investing in each of the Funds carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from each of the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Funds to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Funds, resulting in losses to the Funds. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of each of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Funds must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds. This and other information about each Fund is contained in the prospectus and should be read carefully before investing. The prospectus for the funds can be obtained by calling toll free 1-844-GO-RAILX or www.conductorfunds.com. The Funds are distributed by Northern Lights Distributors, LLC., Member FINRA/SIPC IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

ETF: The Funds invest in exchange traded funds (ETFs) and performance is subject to underlying investment weightings which will vary. ETFs are subject to expenses, which will be indirectly paid by the Funds. The cost of investing in a Fund that invests in ETFs will generally be higher than the cost of investing in a Fund that invests directly in individual stocks and bonds.

Asset allocation is an investment strategy that aims to balance risk and reward by apportioning a portfolio’s assets according to an individual’s goals, risk tolerance, and investment horizon. The three main asset classes - equities, fixed-income, and cash and equivalents - have different levels of risk and return, so each will behave differently over time.

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Index Variants

The MSCI Global Standard Indexes include large and mid-cap segments and provide exhaustive coverage of these size segments. The indexes target a coverage range of around 85% of the free float-adjusted market capitalization in each market. The Large Cap Indexes target a coverage range of around 70% of the free float-adjusted market capitalization in each market and the Mid Cap Indexes target a coverage range of around 15% of the free float-adjusted market capitalization in each market.

The MSCI Global Small Cap Indexes provide an exhaustive representation of the small cap size segment. The indexes target companies that are in the Investable Market Index (IMI) but that are not in the Standard Index in each market.

The MSCI Global Value and Growth Indexes cover the full range of MSCI Developed, Emerging and All Country Indexes across large, mid and small cap size segmentations. They are also cover large and mid-cap size segments for the MSCI Frontier Markets Indexes. The indexes are constructed using an approach that provides a precise definition of style using eight historical and forward-looking fundamental data points for every security. Each security is placed into either the Value or Growth Indexes or may be partially allocated to both (with no double counting). The objective of this index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indexes, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets
B = Retained Earnings/Total Assets
C = Earnings Before Interest & Tax/Total Assets
D = Market Value of Equity/Total Liabilities
E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

The views in this report are those of the Funds’ management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Funds’ management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

9245-NLD-12/14/2021

Conductor Global Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2021

The Fund’s performance figures* for the periods ended October 31, 2021, compared to its benchmark:

	Annualized
				Since
				Commencement
				of Operations	Since Inception	Since Inception	Since Inception
	One Year	Three Years	Five Years	12/27/2013 (a)	4/15/2014	9/17/2015	4/19/16
Class A with Load (b)	20.94%	1.88%	5.11%	N/A	4.83%	N/A	N/A
Class A	28.28%	3.91%	6.36%	N/A	5.65%	N/A	N/A
Class C	27.45%	3.13%	5.59%	N/A	N/A	5.90%	N/A
Class I	28.66%	4.17%	6.63%	5.33%	N/A	N/A	N/A
Class Y	29.53%	4.78%	7.29%	N/A	N/A	N/A	7.71%
MSCI All Country World Value Index (c)	39.95%	9.96%	9.35%	6.32%	6.41%	8.77%	8.96%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Ironhorse Capital, LLC (the “Advisor”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2022 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 2.15%, 2.90%, 1.90% and 1.25% of average daily net assets attributable to Class A, Class C, Class I and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Class A Shares are subject to a maximum sales charge of 5.75% imposed on purchases. Per the fee table in the Fund’s March 1, 2021 prospectus, the Fund’s total annual operating expense ratio before expense waivers, if any, is 2.38%, 3.13%, 2.15%, and 2.12% for Class A, Class C, Class I, and Class Y shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	The inception date of Class I is December 26, 2013. Class I commenced operations on December 27, 2013.

(b)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(c)	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

Comparison of the Change in Value of a $100,000 Investment ^

^	Performance shown is for Class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Portfolio Composition as of October 31, 2021
Holdings by Industry/Asset Class	% of Net Assets
Short-Term Investments	36.0%
Steel	8.9%
Chemicals	7.5%
Retail - Discretionary	7.3%
Metals & Mining	5.7%
Engineering & Construction	4.1%
Technology Hardware	4.1%
Commercial Support Services	3.5%
Specialty Finance	2.7%
Other**	22.9%
Other Assets and Liabilities - Net	(2.7)%
100.0%

**	Other represents less than 2.7% weightings in the following industries: Asset Management, Automotive, Beverages, Construction Materials, Forestry, Paper & Wood Products, Health Care Facilities & Services, Home & Office Products, Home Construction, Industrial Intermediate Products, Leisure Products, Oil & Gas Producers, Publishing & Broadcasting, Real Estate Services, Semiconductors, Tobacco & Cannabis, Transportation & Logistics, Wholesale - Consumer Staples, and Wholesale - Discretionary.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor International Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2021

The Fund’s performance figures* for the periods ended October 31, 2021, compared to its benchmark:

		Annualized Since
		Commencement of
	One Year	Operations (a)
Class A with Load (b)	12.43%	(2.43)%
Class A	19.31%	0.64%
Class I	19.31%	0.64%
MSCI All Country World ex-USA IMI Net Index (c)	30.90%	13.55%
MSCI All Country World ex-USA Net Index (d)	29.66%	12.86%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2022 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.45% and 1.20% of average daily net assets attributable to Class A and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Class A Shares are subject to a maximum sales charge of 5.75% imposed on purchases. Per the fee table in the Fund’s March 1, 2021 prospectus, the Fund’s total annual operating expense ratio before expense waivers, if any, is 6.77% and 6.52% for Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	The inception date of Class A and Class I is December 3, 2019. Class A and Class I commenced operations on December 5, 2019.

(b)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(c)	The MSCI All Country World ex-USA IMI Net Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 26 Emerging Markets (EM) countries. You cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expense of investing.

(d)	The MSCI All Country World ex-USA Net Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI). It is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets. You cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expense of investing.

Comparison of the Change in Value of a $100,000 Investment ^

^	Performance shown is for Class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Portfolio Composition as of October 31, 2021
Holdings by Industry/Asset Class	% of Net Assets
Short-Term Investment	36.4%
Exchange-Traded Equity Funds	15.0%
Chemicals	6.2%
Steel	4.2%
Engineering & Construction	3.4%
Oil & Gas Producers	3.2%
Metals & Mining	2.7%
Technology Hardware	2.6%
Other **	25.2%
Other Assets and Liabilities - Net	1.1%
100.0%

**	Other represents less than 1.9% weightings in the following industries: Asset Management, Automotive, Beverages, Biotech & Pharma, Commercial Support Services, Diversified Industrials, Electric Utilities, Entertainment Content, Food, Home & Office Products, Home Construction, Industrial Intermediate Products, Leisure Products, Publishing & Broadcasting, Retail - Consumer Staples, Retail - Discretionary, Semiconductors, Telecommunications, Tobacco & Cannabis, Transportation & Logistics, Wholesale - Consumer Staples, and Wholesale - Discretionary.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CONDUCTOR GLOBAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 66.7%
	ASSET MANAGEMENT - 1.3%
11,400	Onex Corporation	$849,565

	AUTOMOTIVE - 2.4%
43,602	Stellantis N.V.	869,424
37,300	Toyota Boshoku Corporation	717,169
		1,586,593
	BEVERAGES - 1.1%
131,170	Coca-Cola Femsa S.A.B. de C.V.	705,099

	CHEMICALS - 7.5%
11,780	Covestro A.G.	754,376
760,000	Dongyue Group Ltd.	1,768,225
15,100	LOTTE Fine Chemical Company Ltd.	1,102,420
61,800	Nihon Parkerizing Company Ltd.	616,600
62,150	Nippon Kayaku Company Ltd.	654,568
		4,896,189
	COMMERCIAL SUPPORT SERVICES - 3.5%
6,800	ManpowerGroup, Inc.	657,220
10,930	Randstad N.V.	785,293
30,460	TrueBlue, Inc.(a)	848,311
		2,290,824
	CONSTRUCTION MATERIALS - 1.2%
19,400	Apogee Enterprises, Inc.	813,442

	ENGINEERING & CONSTRUCTION - 4.1%
5,243,000	DMCI Holdings, Inc.	825,961
19,678	KEPCO Plant Service & Engineering Company Ltd.	704,370
268,714	Maire Tecnimont SpA(b)	1,157,905
		2,688,236
	FORESTRY, PAPER & WOOD PRODUCTS - 1.2%
209,085	Navigator Company S.A. (The)	817,222

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 66.7% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 1.0%
17,330	Premier, Inc., Class A	$675,004

	HOME & OFFICE PRODUCTS - 1.0%
43,200	Kokuyo Company Ltd.	657,455

	HOME CONSTRUCTION - 1.5%
59,136	Crest Nicholson Holdings PLC	288,631
82,840	Redrow PLC	729,385
		1,018,016
	INDUSTRIAL INTERMEDIATE PRODUCTS - 0.9%
26,000	Nitta Corporation	596,054

	LEISURE PRODUCTS - 0.9%
62,800	Tomy Company Ltd.	596,050

	METALS & MINING - 5.7%
123,325	Alliance Resource Partners, L.P.(b)	1,462,635
309,500	China Shenhua Energy Company Ltd., H Shares	665,517
767,064	Coronado Global Resources, Inc.(a)	790,451
558,960	Indo Tambangraya Megah Tbk P.T.	852,127
		3,770,730
	OIL & GAS PRODUCERS - 1.7%
1,038,000	Sinopec Kantons Holdings Ltd.	395,215
402,307	Viva Energy Group Ltd.	708,798
		1,104,013
	PUBLISHING & BROADCASTING - 0.4%
64,540	Atresmedia Corp de Medios de Comunicacion S.A.(a)	263,082

	REAL ESTATE SERVICES - 0.9%
16,190	RMR Group, Inc. (The), Class A	563,250

	RETAIL - DISCRETIONARY - 7.3%
26,615	Buckle, Inc. (The)	1,107,716
12,155	Dillard’s, Inc., Class A(b)	2,809,506

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 66.7% (Continued)
	RETAIL - DISCRETIONARY - 7.3% (Continued)
769,600	Matahari Department Store Tbk P.T.(a)	$165,766
44,240	Takkt A.G.	722,920
		4,805,908
	SEMICONDUCTORS - 2.4%
22,326	Tower Semiconductor Ltd.(a)	730,996
15,100	Ulvac, Inc.	847,185
		1,578,181
	SPECIALTY FINANCE - 2.7%
26,660	Enova International, Inc.(a)	864,850
19,882	Synchrony Financial	923,520
		1,788,370
	STEEL - 8.9%
18,960	APERAM S.A.	1,130,465
57,660	BlueScope Steel Ltd.	901,001
2,122,000	China Oriental Group Company Ltd.	597,227
259,400	Novolipetskiy Metallurgicheskiy Kombinat PAO	818,866
11,675	Nucor Corporation	1,303,514
42,200	Russel Metals, Inc.(b)	1,112,626
		5,863,699
	TECHNOLOGY HARDWARE - 4.1%
30,100	Brother Industries Ltd.	581,952
29,500	Canon, Inc.	670,812
19,600	Melco Holdings, Inc.	810,011
26,000	Sato Holdings Corporation	599,292
		2,662,067
	TOBACCO & CANNABIS - 1.1%
197,000	British American Tobacco Malaysia Bhd	719,076

	TRANSPORTATION & LOGISTICS - 2.3%
30,400	Kamigumi Company Ltd.	612,103
41,377	Westshore Terminals Investment Corporation(b)	895,008
		1,507,111

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 66.7% (Continued)
	WHOLESALE - CONSUMER STAPLES - 1.0%
41,925	Kernel Holding S.A.	$633,226

	WHOLESALE - DISCRETIONARY - 0.6%
719,400	Sime Darby Bhd	394,854

	TOTAL COMMON STOCKS (Cost $31,942,338)	43,843,316

	SHORT-TERM INVESTMENTS — 36.0%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.7%
2,408,706	Dreyfus Cash Management Fund, Institutional Class, 0.04% (c)(d)	2,408,706

	MONEY MARKET FUNDS - 32.3%
20,880,800	Dreyfus Cash Management Fund, Institutional Class, 0.04% (d)	21,225,026

	TOTAL SHORT-TERM INVESTMENTS (Cost $23,634,553)	23,633,732

	TOTAL INVESTMENTS - 102.7% (Cost $55,576,891)	$67,477,048
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%	(1,759,621)
	NET ASSETS - 100.0%	$65,717,427

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2021 was $3,142,833.

(c)	Security was purchased with cash received as collateral for securities on loan at October 31, 2021. Total collateral had a value of $2,408,706 at October 31, 2021. Additional collateral received from the borrower not disclosed in the Schedule of Investments had a value of $864,258 on October 31, 2021.

(d)	Rate disclosed is the seven day effective yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2021

Diversification of Assets
Country	% of Net Assets
United States	55.5%
Japan	12.1%
Canada	4.3%
Korea (Republic Of)	2.7%
Cayman Islands	2.7%
Luxembourg	2.7%
Netherlands	2.5%
Australia	2.4%
Germany	2.2%
Italy	1.8%
Other*	13.8%
Liabilities in excess of other assets	(2.7)%
Grand Total	100.0%

*	Other represents less than 1.8% weightings in each of the following countries: Bermuda, China, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, Russia, Spain, and United Kingdom.

The accompanying notes are an integral part of these financial statements.

CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 47.5%
	ASSET MANAGEMENT - 1.0%
1,011	Onex Corporation	$75,343

	AUTOMOTIVE - 1.9%
4,004	Stellantis N.V.	79,840
3,300	Toyota Boshoku Corporation	63,449
		143,289
	BEVERAGES - 1.6%
11,885	Coca-Cola Femsa S.A.B. de C.V.	63,888
1,400	Suntory Beverage & Food Ltd.	54,323
		118,211
	BIOTECH & PHARMA - 1.3%
5,902	Aspen Pharmacare Holdings Ltd.	93,763

	CHEMICALS - 6.2%
1,093	Covestro A.G.	69,994
2,500	Lintec Corporation	55,809
1,361	LOTTE Fine Chemical Company Ltd.	99,364
5,400	Nihon Parkerizing Company Ltd.	53,878
5,350	Nippon Kayaku Company Ltd.	56,347
32,700	Petronas Chemicals Group Bhd	68,662
1,100	Sanyo Chemical Industries Ltd.	54,466
		458,520
	COMMERCIAL SUPPORT SERVICES - 1.9%
27,858	Hays PLC	63,133
8,787	Pagegroup PLC	79,732
		142,865
	DIVERSIFIED INDUSTRIALS - 1.1%
1,400	Hitachi Ltd.	80,674

	ELECTRIC UTILITIES - 0.8%
1,490,000	Unipro PJSC	57,368

	ENGINEERING & CONSTRUCTION - 3.4%
460,900	DMCI Holdings, Inc.	72,608

The accompanying notes are an integral part of these financial statements.

CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 47.5% (Continued)
	ENGINEERING & CONSTRUCTION - 3.4% (Continued)
2,014	KEPCO Plant Service & Engineering Company Ltd.	$72,091
24,137	Maire Tecnimont SpA	104,008
		248,707
	ENTERTAINMENT CONTENT - 1.1%
9,700	Gree, Inc.	81,808

	FOOD - 1.5%
18,960	Cloetta A.B.	60,228
15,400	Industrias Bachoco S.A.B. de C.V. - Series B	54,238
		114,466
	HOME & OFFICE PRODUCTS - 0.8%
3,700	Kokuyo Company Ltd.	56,310

	HOME CONSTRUCTION - 0.3%
5,125	Crest Nicholson Holdings PLC	25,014

	INDUSTRIAL INTERMEDIATE PRODUCTS - 0.7%
2,300	Nitta Corporation	52,728

	LEISURE PRODUCTS - 0.7%
5,200	Tomy Company Ltd.	49,354

	METALS & MINING - 2.7%
27,000	China Shenhua Energy Company Ltd., H Shares	58,058
65,894	Coronado Global Resources, Inc.(a)	67,903
48,640	Indo Tambangraya Megah Tbk P.T.	74,151
		200,112
	OIL & GAS PRODUCERS - 3.2%
3,845	Motor Oil Hellas Corinth Refineries S.A.(a)	65,265
3,379	Polski Koncern Naftowy ORLEN S.A.	72,874
90,000	Sinopec Kantons Holdings Ltd.	34,267
33,991	Viva Energy Group Ltd.	59,887
		232,293

The accompanying notes are an integral part of these financial statements.

CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 47.5% (Continued)
	PUBLISHING & BROADCASTING - 0.3%
5,766	Atresmedia Corp de Medios de Comunicacion S.A.(a)	$23,504

	RETAIL - CONSUMER STAPLES - 1.6%
5,415	Clas Ohlson A.B., B	58,302
15,727	Pick n Pay Stores Ltd.	61,216
		119,518
	RETAIL - DISCRETIONARY - 1.0%
50,000	Matahari Department Store Tbk P.T.(a)	10,770
3,966	Takkt A.G.	64,808
		75,578
	SEMICONDUCTORS - 0.8%
1,817	Tower Semiconductor Ltd.(a)	59,492

	STEEL - 4.2%
5,502	BlueScope Steel Ltd.	85,975
172,000	China Oriental Group Company Ltd.	48,409
3,499	Russel Metals, Inc.	92,253
7,331	Tenaris S.A.	81,640
		308,277
	TECHNOLOGY HARDWARE - 2.6%
2,700	Canon, Inc.	61,396
1,800	Melco Holdings, Inc.	74,389
2,300	Sato Holdings Corporation	53,014
		188,799
	TELECOMMUNICATIONS - 1.6%
2,049	1&1 A.G.	59,636
6,258	Vodacom Group Ltd.	55,413
		115,049
	TOBACCO & CANNABIS - 1.7%
17,400	British American Tobacco Malaysia Bhd	63,511
3,000	Japan Tobacco, Inc.	58,894
		122,405
	TRANSPORTATION & LOGISTICS - 1.9%
2,800	Kamigumi Company Ltd.	56,378

The accompanying notes are an integral part of these financial statements.

CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 47.5% (Continued)
	TRANSPORTATION & LOGISTICS - 1.9% (Continued)
3,713	Westshore Terminals Investment Corporation	$80,314
		136,692
	WHOLESALE - CONSUMER STAPLES - 0.8%
3,874	Kernel Holding S.A.	58,512

	WHOLESALE - DISCRETIONARY - 0.8%
106,700	Sime Darby Bhd	58,564

	TOTAL COMMON STOCKS (Cost $3,202,677)	3,497,215

	EXCHANGE-TRADED FUNDS — 15.0%
	EQUITY - 15.0%
10,429	Vanguard FTSE Developed Markets ETF	543,559
11,043	Vanguard FTSE Emerging Markets ETF	559,439
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,028,401)	1,102,998

	SHORT-TERM INVESTMENT — 36.4%
	MONEY MARKET FUND - 36.4%
2,663,304	Dreyfus Cash Management Fund, Institutional Class, 0.04% (Cost $2,684,949)(b)	2,684,581

	TOTAL INVESTMENTS - 98.9% (Cost $6,916,027)	$7,284,794
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%	77,644
	NET ASSETS - 100.0%	$7,362,438

ETF	- Exchange-Traded Fund

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2021

Diversification of Assets
Country	% of Net Assets
United States	37.4%
International ETFs	15.0%
Japan	13.1%
Canada	3.4%
South Africa	2.9%
Germany	2.6%
Malaysia	2.6%
Korea (Republic Of)	2.3%
United Kingdom	2.3%
Australia	2.0%
Luxembourg	1.9%
Other*	13.4%
Other assets less liabilities	1.1%
Grand Total	100.0%

*	Other represents less than 1.9% weightings in each of the following countries: Bermuda, China, Greece, Indonesia, Israel, Italy, Mexico, Netherlands, Philippines, Poland, Russia, Spain, and Sweden.

The accompanying notes are an integral part of these financial statements.

Conductor Funds
Statements of Assets and Liabilities
October 31, 2021

	Conductor Global Equity	Conductor International
ASSETS	Value Fund	Equity Value Fund
Securities, at cost	$55,576,891	$6,916,027
Securities, at fair value	$67,477,048	$7,284,794
Foreign currency (cost: $111,199 and $2)	111,199	2
Receivable for securities sold	858,007	48,999
Dividends and interest receivable	240,850	14,792
Receivable due from advisor	—	35,986
Prepaid expenses and other assets	47,114	8,535
TOTAL ASSETS	68,734,218	7,393,108

LIABILITIES
Collateral on securities loaned (see note 8)	2,408,706	—
Payable for investments purchased	528,087	22,822
Investment advisory fees payable	64,871	—
Payable to related parties	10,833	6,060
Distribution (12b-1) fees payable	705	—
Accrued expenses and other liabilities	3,589	1,788
TOTAL LIABILITIES	3,016,791	30,670
NET ASSETS	$65,717,427	$7,362,438

NET ASSETS CONSIST OF:
Paid in capital	$58,391,165	$7,610,890
Accumulated earnings	7,326,262	(248,452)
NET ASSETS	$65,717,427	$7,362,438

The accompanying notes are an integral part of these financial statements.

Conductor Funds
Statements of Assets and Liabilities (Continued)
October 31, 2021

	Conductor Global Equity	Conductor International
NET ASSET VALUE PER SHARE:	Value Fund	Equity Value Fund
Class A Shares:
Net Assets	$1,280,110	$10
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	100,056	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.79	$9.82	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$13.57	$10.42	(b)

Class C Shares:
Net Assets	$484,247
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	38,386
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.62

Class I Shares:
Net Assets	$49,636,360	$7,362,428
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,866,607	750,033
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.84	$9.82

Class Y Shares:
Net Assets	$14,316,710
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,077,392
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.29

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV/offering price may not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

Conductor Funds
Statements of Operations
For the Year Ended October 31, 2021

	Conductor Global Equity	Conductor International
	Value Fund	Equity Value Fund
INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld: $244,689 and $16,662)	$1,886,739	$116,018
Interest Income	3,213	668
Securities Lending Income (net of fees)	63,875	—
TOTAL INVESTMENT INCOME	1,953,827	116,686

EXPENSES
Investment advisory fees	824,895	47,187
Distribution (12b-1) fees:
Class A	2,867	—
Class C	5,623	—
Administrative services fees	65,565	56,182
Registration fees	45,367	4,205
Third party administrative services fees	40,260	1,448
Custodian fees	25,377	9,622
Transfer agent fees	39,085	10,828
Audit fees	26,522	23,357
Accounting services fees	20,520	23,070
Legal fees	26,726	28,038
Printing and postage expenses	11,787	647
Compliance officer fees	18,124	7,295
Trustees fees and expenses	12,676	10,690
Insurance expense	7,192	2,858
Other expenses	6,006	3,954
TOTAL EXPENSES	1,178,592	229,381

Less: Fees waived/reimbursed by the Advisor	(83,497)	(179,984)
Plus: Recapture of fees previously waived by the Advisor (Class A, C, and I)	63,373	—

NET EXPENSES	1,158,468	49,397

NET INVESTMENT INCOME	795,359	67,289

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) from:
Investments	8,566,639	(51,084)
Foreign currency translations	(167,196)	(12,157)
Realized gain/(loss) from investments and foreign currency translations	8,399,443	(63,241)

Net change in unrealized appreciation/(depreciation) of:
Investments	6,456,427	312,650
Foreign currency translations	(9,895)	(318)
Unrealized appreciation on investments and foreign currency translations	6,446,532	312,332

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,845,975	249,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,641,334	$316,380

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2021	2020
FROM OPERATIONS
Net investment income	$795,359	$962,453
Net realized gain/(loss) from investments and foreign currency translations	8,399,443	(6,955,791)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	6,446,532	(4,915,453)
Net increase/(decrease) in net assets resulting from operations	15,641,334	(10,908,791)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(8,015)	(16,310)
Class C	(296)	(2,817)
Class I	(529,937)	(640,074)
Class Y	(167,765)	(222,123)
From Return of Capital	(80,235)	(117,449)
Net decrease in net assets resulting from distributions to shareholders	(786,248)	(998,773)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	192,494	—
Class I	184,706	364,985
Class Y	2,835,829	2,250,854
Net asset value of shares issued in reinvestment of distributions:
Class A	8,633	17,446
Class C	930	4,242
Class I	530,074	639,841
Class Y	183,011	245,715
Redemption fee proceeds:
Class C	—	103
Class Y	1,187	64
Payments for shares redeemed:
Class A	(149,190)	(847,207)
Class C	(246,923)	(588,431)
Class I	(1,338,621)	(5,447,321)
Class Y	(5,772,665)	(13,699,477)
Net decrease in net assets from shares of beneficial interest	(3,570,535)	(17,059,186)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	11,284,551	(28,966,750)

NET ASSETS
Beginning of Year	54,432,876	83,399,626
End of Year	$65,717,427	$54,432,876

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets (Continued)

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2021	2020
SHARE ACTIVITY
Class A:
Shares Sold	14,717	—
Shares Reinvested	666	1,735
Shares Redeemed	(12,048)	(78,890)
Net increase/(decrease) in shares of beneficial interest outstanding	3,335	(77,155)

Class C:
Shares Reinvested	73	435
Shares Redeemed	(21,160)	(55,921)
Net decrease in shares of beneficial interest outstanding	(21,087)	(55,486)

Class I:
Shares Sold	13,875	29,727
Shares Reinvested	41,691	63,106
Shares Redeemed	(110,751)	(490,802)
Net decrease in shares of beneficial interest outstanding	(55,185)	(397,969)

Class Y:
Shares Sold	232,642	213,723
Shares Reinvested	13,974	23,317
Shares Redeemed	(449,936)	(1,213,859)
Net decrease in shares of beneficial interest outstanding	(203,320)	(976,819)

The accompanying notes are an integral part of these financial statements.

Conductor International Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Period* Ended
	October 31,	October 31,
	2021	2020
FROM OPERATIONS
Net investment income	$67,289	$51,871
Net realized loss from investments and foreign currency translations	(63,241)	(561,954)
Net change in unrealized appreciation of investments and foreign currency translations	312,332	56,146
Net increase/(decrease) in net assets resulting from operations	316,380	(453,937)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A (a)	—	—
Class I	(66,735)	(44,328)
From Return of Capital	—	(7,847)
Net decrease in net assets resulting from distributions to shareholders	(66,735)	(52,175)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	—	10
Class I	4,500,000	2,999,985
Net asset value of shares issued in reinvestment of distributions:
Class A (a)	—	—
Class I	66,735	52,175
Net increase in net assets from shares of beneficial interest	4,566,735	3,052,170

TOTAL INCREASE IN NET ASSETS	4,816,380	2,546,058

NET ASSETS
Beginning of Year	2,546,058	—
End of Year	$7,362,438	$2,546,058

SHARE ACTIVITY
Class A:
Shares Sold	—	1
Shares Reinvested (b)	—	—
Net increase in shares of beneficial interest outstanding	—	1

Class I:
Shares Sold	437,782	299,998
Shares Reinvested	6,677	5,576
Net increase in shares of beneficial interest outstanding	444,459	305,574

*	The Conductor International Equity Value Fund commenced investment operations on December 5, 2019.

(a)	Represents less than $1.

(b)	Represents less than 1 share.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class A Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$10.04		$12.01		$13.00	$13.75		$10.84
Activity from investment operations:
Net investment income (1)	0.10		0.12		0.19	0.05		0.01
Net realized and unrealized gain/(loss) on investments	2.75		(1.94)		0.10	(0.63)		2.90
Total from investment operations	2.85		(1.82)		0.29	(0.58)		2.91
Less distributions from:
Net investment income	(0.08)		(0.13)		(0.18)	(0.15)		—
Net return of capital	(0.02)		(0.02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0.10)		(0.15)		(1.28)	(0.17)		—
Paid-in-Capital From Redemption Fees	—		—		—	0.00	(6)	—
Net asset value, end of year	$12.79		$10.04		$12.01	$13.00		$13.75
Total return (2)	28.41	% (9)	(15.05)%		2.94%	(4.33)%		26.85%
Net assets, end of year (000’s)	$1,280		$971		$2,088	$3,065		$3,624
Ratio of gross expenses to average net assets (3)(4)	2.02%		2.30	% (8)	1.94%	1.81%		1.95%
Ratio of net expenses to average net assets (4)	2.15	% (7)	2.17	% (8)	1.94%	2.11	% (7)	2.15	% (7)
Ratio of net investment income to average net assets (4)(5)	0.82%		1.08%		1.59%	0.36%		0.06%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class A commenced investment operations on April 15, 2014.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005.

(7)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.28% and the ratio of net expenses to average net assets would be 2.15%.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class C Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$9.92		$11.84		$12.82	$13.55		$10.76
Activity from investment operations:
Net investment income/(loss) (1)	0.01		0.04		0.10	(0.06)		(0.09)
Net realized and unrealized gain/(loss) on investments	2.71		(1.90)		0.10	(0.61)		2.88
Total from investment operations	2.72		(1.86)		0.20	(0.67)		2.79
Less distributions from:
Net investment income	(0.00	) (7)	(0.04)		(0.08)	(0.04)		—
Net return of capital	(0.02)		(0.02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0.02)		(0.06)		(1.18)	(0.06)		—
Paid-in-Capital From Redemption Fees	—		0.00	(7)	—	—		—
Net asset value, end of year	$12.62		$9.92		$11.84	$12.82		$13.55
Total return (2)	27.45	% (9)	(15.70)%		2.10%	(4.99)%		25.93%
Net assets, end of year (000’s)	$484		$590		$1,361	$1,626		$1,333
Ratio of gross expenses to average net assets (3)(4)	2.77%		3.05	% (8)	2.69%	2.55%		2.69%
Ratio of net expenses to average net assets (4)	2.90	% (6)	2.92	% (8)	2.69%	2.86	% (6)	2.90	% (6)
Ratio of net investment income/(loss) to average net assets (4)(5)	0.05%		0.40%		0.83%	(0.42)%		(0.70)%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Amount represents less than $0.005.

(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 3.03% and the ratio of net expenses to average net assets would be 2.90%.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$10.09		$12.07		$13.09	$13.86		$10.90
Activity from investment operations:
Net investment income (1)	0.13		0.14		0.22	0.09		0.03
Net realized and unrealized gain/(loss) on investments	2.77		(1.94)		0.10	(0.64)		2.93
Total from investment operations	2.90		(1.80)		0.32	(0.55)		2.96
Less distributions from:
Net investment income	(0.13)		(0.16)		(0.24)	(0.20)		—
Net return of capital	(0.02)		(0.02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0.15)		(0.18)		(1.34)	(0.22)		—
Net asset value, end of year	$12.84		$10.09		$12.07	$13.09		$13.86
Total return (2)	28.79	% (8)	(14.82)%		3.14%	(4.09)%		27.16%
Net assets, end of year (000’s)	$49,636		$39,584		$52,142	$52,383		$55,185
Ratio of gross expenses to average net assets (3)(4)	1.77%		2.07	% (7)	1.70%	1.55%		1.71%
Ratio of net expenses to average net assets (4)	1.90	% (6)	1.92	% (7)	1.70%	1.86	% (6)	1.90	% (6)
Ratio of net investment income to average net assets (4)(5)	1.06%		1.33%		1.83%	0.62%		0.28%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class I commenced investment operations on December 27, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.05% and the ratio of net expenses to average net assets would be 1.90%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class Y Shares*
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31,	October 31,		October 31,	October 31,	October 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$10.38	$12.32		$13.28	$13.97	$10.91
Activity from investment operations:
Net investment income (1)	0.22	0.23		0.27	0.19	0.12
Net realized and unrealized gain/(loss) on investments	2.84	(1.99)		0.11	(0.66)	2.94
Total from investment operations	3.06	(1.76)		0.38	(0.47)	3.06
Less distributions from:
Net investment income	(0.13)	(0.16)		(0.24)	(0.20)	—
Net return of capital	(0.02)	(0.02)		—	—	—
Net realized gains	—	—		(1.10)	(0.02)	—
Total distributions	(0.15)	(0.18)		(1.34)	(0.22)	—
Paid-in-Capital From Redemption Fees	0.00 (6)	0.00	(6)	—	0.00 (6)	—
Net asset value, end of year	$13.29	$10.38		$12.32	$13.28	$13.97
Total return (2)	29.53%	(14.27)%		3.59%	(3.48)%	28.05%
Net assets, end of year (000’s)	$14,317	$13,288		$27,808	$44,498	$19,242
Ratio of gross expenses to average net assets (3)(4)	1.77%	2.04	% (7)	1.65%	1.55%	1.68%
Ratio of net expenses to average net assets (4)	1.25%	1.27	% (7)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets (4)(5)	1.71%	2.08%		2.23%	1.27%	0.93%
Portfolio Turnover Rate	85%	91%		108%	141%	90%

*	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005.

(7)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.02% and the ratio of net expenses to average net assets would be 1.25%.

The accompanying notes are an integral part of these financial statements.

Conductor International Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended	Period* Ended
	October 31,	October 31,
	2021	2020
Net asset value, beginning of period	$8.33	$10.00
Activity from investment operations:
Net investment income (1)	0.16	0.17
Net realized and unrealized gain/(loss) on investments	1.45	(1.67)
Total from investment operations	1.61	(1.50)
Less distributions from:
Net investment income	(0.12)	(0.14)
Net return of capital	—	(0.03)
Total distributions	(0.12)	(0.17)
Net asset value, end of period	$9.82	$8.33
Total return (2)	19.31%	(15.15)%
Net assets, end of period (8)	$10	$8
Ratio of gross expenses to average net assets (3)(4)	5.82%	6.71	% (6)
Ratio of net expenses to average net assets (4)	1.45%	1.45	% (6)
Ratio of net investment income to average net assets (4)(5)	1.38%	1.92	% (6)
Portfolio Turnover Rate	91%	84	% (7)

*	The Conductor International Equity Value Fund Class A commenced investment operations on December 5, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and reimbursements by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Not annualized.

(8)	Represents actual net assets.

The accompanying notes are an integral part of these financial statements.

Conductor International Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended	Period* Ended
	October 31,	October 31,
	2021	2020
Net asset value, beginning of period	$8.33	$10.00
Activity from investment operations:
Net investment income (1)	0.16	0.17
Net realized and unrealized gain/(loss) on investments	1.45	(1.67)
Total from investment operations	1.61	(1.50)
Less distributions from:
Net investment income	(0.12)	(0.14)
Net return of capital	—	(0.03)
Total distributions	(0.12)	(0.17)
Net asset value, end of period	$9.82	$8.33
Total return (2)	19.31%	(15.15)%
Net assets, end of period (000’s)	$7,362	$2,546
Ratio of gross expenses to average net assets (3)(4)	5.57%	6.46	% (6)
Ratio of net expenses to average net assets (4)	1.20%	1.20	% (6)
Ratio of net investment income to average net assets (4)(5)	1.63%	2.17	% (6)
Portfolio Turnover Rate	91%	84	% (7)

*	The Conductor International Equity Value Fund Class I commenced investment operations on December 5, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and reimbursements by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1.       ORGANIZATION

The Conductor Global Equity Value Fund (the “Global Fund”) and the Conductor International Equity Value Fund (the “International Fund”), each a “Fund” or collectively the “Funds,” are each a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Global Fund offers Class A, Class C, Class I, and Class Y shares. The International Fund offers Class A and Class I shares. The Funds inception dates and investment objectives are as follows:

Fund	Inception Date	Investment Objective
Global Fund	Class A – April 15, 2014 Class C – September 17, 2015 Class I – December 26, 2013 Class Y – April 19, 2016	To provide long-term risk-adjusted total return.
International Fund	December 3, 2019	To provide long-term risk-adjusted total return.

Class A shares of each Fund are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of each Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of such class.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, a Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. The Funds utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and considers the determinations reached by the fair value committee in ratifying the fair value committee’s application of the fair valuation methodologies employed.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2021 for each Fund’s investments measured at fair value:

Global Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$16,460,690	$27,382,626	$—	$43,843,316
Short-Term Investments	23,633,732	—	—	23,633,732
Total Investments	$40,094,422	$27,382,626	$—	$67,477,048

International Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$445,875	$3,051,340	$—	$3,497,215
Exchange Traded Funds	1,102,998	—	—	1,102,998
Short-Term Investment	2,684,581	—	—	2,684,581
Total Investments	$4,233,454	$3,051,340	$—	$7,284,794

*	Please refer to each Fund’s Portfolio of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period.

Certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Funds value such foreign securities. The utilization of valuation factors may result in the securities being categorized as Level 2.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the Global Fund for open tax years ended October 31, 2018 to October 31, 2020, and for the International Fund for open tax year ended October 31, 2020, or expected to be taken in the Funds’ October 31, 2021 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that has not yet occurred. However, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

3.       PRINCIPAL INVESTMENT RISKS

Each Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Funds’ prospectus and statement of additional information for a more full listing of risks associated with each Fund’s investments which include but are not limited to active trading risk, cash positions risk, commodities risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, foreign (non-U.S.) investment risk, gap risk, geographic and sector risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, large-cap securities risk, management risk, market risk, market events risk, model risk, new fund risk, portfolio turnover risk, securities lending risk, short selling risk, small-cap and mid-cap securities risk, value investing risk, valuation risk, and volatility risk.

Cash Positions Risk – The Funds may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When a Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Emerging Market Risk – Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Foreign (Non-U.S.) Investments Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Geographic and Sector Risk – The risk that if a Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development, or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Funds may not concentrate in any one industry, the Funds may invest without limitation in a particular country or sector.

Investment Companies and ETFs Risk – When a Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. A Fund also will incur brokerage costs when it purchases and sells ETFs.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Market Risk – Overall market risk may affect the value of individual instruments in which a Fund invests. A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment, and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Securities Lending Risk – A Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of a Fund’s securities on loan may be significant and may magnify the risk of such a loss or delay.

4.       INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2021, amounted to:

	Global Fund	International Fund
Purchases	$46,459,530	$5,771,255
Sales	55,248,224	3,230,809

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

5.       INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – IronHorse Capital, LLC serves as the Funds’ Investment Advisor (the “Advisor”). Effective October 1, 2016, under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Global Fund. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.15% of the average daily net assets of the International Fund. For the year ended October 31, 2021, the Global Fund and International Fund incurred advisory fees in the amounts of $824,895 and $47,187, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses do not exceed 2.15%, 2.90%, 1.90%, and 1.25% of the average daily net assets attributable to Class A, Class C, Class I, and Class Y shares, respectively, of the Global Fund, and 1.45% and 1.20% of the average daily net assets attributable to Class A and Class I shares, respectively, of the International Fund. This agreement is in effect at least until March 1, 2022. For the year ended October 31, 2021, the Advisor waived $83,497 of its fees attributable to the Class Y shares of the Global Fund, and $179,984 of its fees for the International Fund.

These expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

The following amounts are subject to recapture by the Funds by the following dates:

	Global Fund – Class A,	Global Fund – Class Y	International Fund
	Class C and Class I
10/31/2022	N/A	$130,925	N/A
10/31/2023	$68,326	$133,965	$125,955
10/31/2024	N/A	$83,497	$179,984

During the year ended October 31, 2021, the Advisor recouped $63,373 of previously waived fees attributable to Class A, Class C and Class I shares of the Global Fund.

As of October 31, 2021, $115,793 of waived fees attributable to Class Y shares of the Global Fund expired unrecouped.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2021, $2,867 and $5,623 of 12b-1 fees were incurred for Class A shares and Class C shares, respectively, of the Global Fund, and $0 of 12b-1 fees were incurred for Class A shares of the International Fund.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s Class A, Class C, and Class I shares. For the year ended October 31, 2021, the Distributor received $7,506 and $0 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of the Global Fund, of which $1,006 and $0 was retained by the principal underwriter for Class A shares and Class C shares. For the year ended October 31, 2021, the Distributor received $0 in underwriting commissions for sales of Class A shares of the International Fund.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds each pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from each Fund.

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at October 31, 2021, were as follows:

	Global Fund	International Fund
Cost for Federal Tax purposes	$55,763,300	$6,951,112

Unrealized Appreciation	$12,514,924	$436,551
Unrealized Depreciation	(801,176)	(102,869)
Tax Net Unrealized Appreciation	$11,713,748	$333,682

7.       TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended October 31, 2021 and October 31, 2020 was as follows:

For the period ended October 31, 2021:
				Tax-
	Ordinary	Long-Term	Return	Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Global Fund	$706,013	$—	$80,235	$—	$786,248
International Fund	66,735	—	—	—	66,735

For the period ended October 31, 2020:
				Tax-
	Ordinary	Long-Term	Return	Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Global Fund	$947,085	$—	$117,449	$—	$1,064,534
International Fund	44,328	—	7,847	—	52,175

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed
	Ordinary	Undistributed	Undistributed	Post October Loss
	Tax-Exempt	Ordinary	Long-Term	and
Portfolio	Income	Income	Capital Gains	Late Year Loss
Global Fund	$—	$—	$—	$—
International Fund	—	19,127	—	—

	Capital Loss	Other	Unrealized	Total
	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
Global Fund	$(4,381,682)	$—	$11,707,944	$7,326,262
International Fund	(600,972)	—	333,393	(248,452)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and mark-to-market on passive foreign investment companies. The table above includes unrealized foreign currency losses of $(5,804) and $(289) for the Global Fund and the International Fund, respectively.

At October 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Global Fund	$4,381,682	$—	$4,381,682	$8,565,167
International Fund	600,972	—	600,972	—

*	The International Fund experienced a shareholder change in ownership during the fiscal year, resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Funds for the fiscal year ended October 31, 2021 as follows:

	Paid In	Accumulated
Portfolio	Capital	Earnings/(Deficit)
Global Fund	$(1,659)	$1,659
International Fund	(168)	168

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

8.       SECURITIES LENDING

The Global Fund has entered into a securities lending arrangement with BNY Mellon Corp. (“BNY Mellon”). Under an agreement with BNY Mellon, the Global Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Global Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers is remitted to BNY Mellon as lending agent, and the remainder is paid to the Global Fund. The Global Fund continues to receive interest or dividends on the securities loaned. The Global Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Global Fund could experience delays or losses on recovery. Additionally, the Global Fund is subject to the risk of loss from investments made with the cash received as collateral. The Global Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At October 31, 2021, the Global Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Dreyfus Government Cash Management Fund as shown in the Portfolio of Investments. The Global Fund receives compensation relating to the lending of the Global Fund’s securities.

The market values of loaned securities and collateral and percentage of total investment income the Global Fund received from the investment of cash collateral retained by the lending agent, BNY Mellon, were as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$3,142,833	$3,272,964	3.27%

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial
	Statements of Assets	Instruments	Cash Collateral		Net Amount of
	and Liabilities	Pledged	Pledged		Assets
Description of Liability
Securities lending collateral	$2,408,706	$—	$2,408,706	(1)	$—

(1)	The amount is limited to the liability balance and accordingly does not include excess collateral pledged.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The following table sets forth the remaining contractual maturity of the collateral held as of October 31, 2021:

	Remaining Contractual Maturity of the Collateral Held as of October 31, 2021
	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Dreyfus Government Cash Management	$2,408,706	$—	$—	$—	$2,408,706
U.S. Government	—	—	14,864	849,394	864,258
Total securities lending	$2,408,706	$—	$14,864	$849,394	$3,272,964

The fair value of the securities loaned for the Global Fund totaled $3,142,833 at October 31, 2021. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Securities lending collateral” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $2,408,706 for the Global Fund at October 31, 2021. This amount is offset by a liability recorded as “Collateral on Securities Loaned.” At October 31, 2021, the Global Fund received non-cash collateral of $864,258.

9.       UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of their assets in the Dreyfus Cash Management Fund – Institutional Class (the “Dreyfus Fund”). The Dreyfus Fund is registered under the 1940 Act as open-end management investment company. The Funds may redeem their investment in the Dreyfus Fund at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the Dreyfus Fund. The financial statements of the Dreyfus Fund, including its portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov, and should be read in conjunction with each Fund’s financial statements.

As of October 31, 2021, the percentage of each Fund’s net assets invested in the Dreyfus Fund was as follows:

Percentage of Fund’s Net Assets
Fund Name	invested in the Dreyfus Fund
Global Fund	32.3%
International Fund	36.4%

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2021, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 69% and 41% of the voting securities of the Global Fund and International Fund, respectively. As of October 31, 2021, East Asset Management held approximately 59% of the voting securities of the International Fund.

11. REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended October 31, 2021, the Global Fund assessed redemption fees for Class Y in the amount of $1,187. For the year ended October 31, 2021, there were no redemption fees assessed for the International Fund.

Conductor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

52

GRANT THORNTON LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

D +1 215 561 4200 F +1 215 561 1066

Board of Trustees of the Two Roads Shared Trust and Shareholders of Conductor Global Equity Value Fund Conductor International Equity Value Fund

Opinion on the financial statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Conductor Global Equity Value Fund and Conductor International Equity Value Fund (two of the funds in the Two Roads Shared Trust) (collectively, the “Funds”) as of October 31, 2021, the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Conductor Global Equity Value Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Conductor International Equity Value Fund	For the year ended October 31, 2021	For the period December 5, 2019 (commencement of operations) through October 31, 2020 and the year ended October 31, 2021	For the period December 5, 2019 (commencement of operations) through October 31, 2020 and the year ended October 31, 2021

Basis for opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Two Roads Shared Trust since 2016.

Philadelphia, Pennsylvania

December 30, 2021

Conductor Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value Fund and Conductor International Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended October 31, 2021.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses* Paid During	Annualized Expense Ratio
Actual	5/1/2021	10/31/2021	Period 5/1/21 – 10/31/21	5/1/21 – 10/31/21
Global Fund
Class A	$1,000.00	$1,005.60	$10.87	2.15%
Class C	1,000.00	1,002.50	14.64	2.90%
Class I	1,000.00	1,007.60	9.61	1.90%
Class Y	1,000.00	1,011.20	6.34	1.25%
International Fund
Class A	1,000.00	992.10	7.28	1.45%
Class I	1,000.00	992.10	6.03	1.20%

Hypothetical
(5% return before	Beginning Account Value	Ending Account Value	Expenses* Paid During	Annualized Expense Ratio
expenses)	5/1/2021	10/31/2021	Period 5/1/21 – 10/31/21	5/1/21 – 10/31/21
Global Fund
Class A	$1,000.00	$1,014.37	$10.92	2.15%
Class C	1,000.00	1,010.59	14.70	2.90%
Class I	1,000.00	1,015.63	9.65	1.90%
Class Y	1,000.00	1,018.90	6.36	1.25%
International Fund
Class A	1,000.00	1,017.90	7.38	1.45%
Class I	1,000.00	1,019.16	6.11	1.20%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Conductor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

Approval of Advisory Agreement

Conductor International Equity Value Fund

At a meeting held on September 28-29, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between IronHorse Capial, LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor International Equity Value Fund (the “International Fund”) and the Conductor Global Equity Value Fund (the “Global Fund”, and, together with the International Fund, the “Funds”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to each Fund by IronHorse; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of each Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of each Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from IronHorse. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the services provided pursuant to the Advisory Agreement with the Trust on behalf of the Funds, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of IronHorse; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a quarterly written report containing IronHorse’s performance commentary; IronHorse’s compliance program, including its business continuity policy, information systems security policy, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of IronHorse’s compliance program; information regarding the Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record and fees and expenses of the Funds as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by IronHorse under the Advisory Agreement, the Board considered its prior review in March 2021 in which it had evaluated the sophistication, experience and qualifications of IronHorse’s management team. The Board had considered the investment strategies used by the Funds, both in terms of similarities between the Global Fund and International Fund and differences reflected in each Fund’s strategies, including IronHorse’s use of defensive positioning over the prior year in response to irregular market conditions attributable to the COVID-19 pandemic as well as IronHorse’s approach to returning to greater market exposure.

Conductor Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2021

The Board also considered the operation of IronHorse’s compliance program, including IronHorse’s policies and procedures and IronHorse’s engagement of an outside consulting firm to support certain compliance functions. The Board found no differences in the operation of IronHorse’s compliance program from its prior review, and the Board concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement with respect to the Funds and that the nature, overall quality and extent of the management services to be provided by IronHorse to the Funds was satisfactory.

Performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about each of the Fund’s performance results, as well as its previous deliberations with respect to certain of the Funds. Among other data, the Board considered each Fund’s performance as compared to a broad-based index and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group.

With respect to the Global Fund, the Board considered, among other performance data, the Fund’s performance for the one-year, three-year, five-year and since inception periods ended June 30, 2021 as compared to its Peer Group and the Fund’s Morningstar category (World Small/Mid Stock). The Board considered that the Fund had underperformed the median of the Peer Group, Morningstar category and benchmark index (MSCI World Index) for all periods, taking into account, however, that for a substantial duration of the COVID-19 pandemic that the Fund’s Adviser had adopted a defensive position that may have hindered returns relative to its Peer Group and benchmark index. The Board also took into account that the Fund had delivered positive returns across each period measured, and that while ranked in a lower quartile the Fund was not the lowest in any comparison. The Board concluded that the performance of the Fund was being appropriately monitored and/or addressed.

With respect to the International Fund, the Board considered the performance results for the one-year and since inception periods ended December 31, 2020 as compared to the Fund’s benchmark index (MSCI ACWI) and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider, that had been reported at the Board’s prior meeting in March 2021. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data in the aggregate covered only an approximate one-year time span. The Board noted that the Fund underperformed the median of its Peer Group and Morningstar category and its benchmark index. The Board noted, however, that the Fund had adopted a temporary defensive position due to the COVID-19 pandemic during the prior year and also noted the Adviser’s view of prevailing market conditions and their impact on the Fund’s value investment style. The Board also noted the relatively short performance history of the Fund.

The Board then considered a more recent performance analysis reflecting investment returns through June 30, 2021, finding that the International Fund returned approximately 8.82% for the year-to-date period, slightly underperforming its benchmark index for the same period, which returned 9.16%. The Board considered an attribution analysis performed by IronHorse with respect to the contributors and detractors from the Fund’s performance relative to its peers and benchmark, and concluded that the International Fund’s overall performance was reasonable and any underperformance was being appropriately monitored and/or addressed.

Fees and Expenses. Regarding the costs of the services provided by IronHorse with respect to each Fund, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within each Fund’s Peer Group and Morningstar category.

The Board noted that the Global Fund’s advisory fee and total net operating expenses (Class Y Shares) were above the Peer Group median but were not the highest in the category. The Board took into account IronHorse’s discussion of the Fund’s expenses. The Board also considered the Fund’s expense ratio, noting that IronHorse had agreed to limit the Fund’s net annual operating expenses to 2.15%, 2.90%, 1.90%, and 1.25% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation

Conductor Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2021

expenses) of the average net assets of Class A, Class C, Class I, and Class Y shares of the Fund, respectively, and noted that IronHorse had on previous occasions reduced its expense limitation as well.

With respect to the International Fund, the Board found the Fund’s advisory fee was above the median of its Peer Group and Morningstar category and equal to the Morningstar category high. The Board also considered that the net operating expenses of the Fund were above the median of its Peer Group and Morningstar category but were not the highest in the category. The Board considered that IronHorse had agreed to reimburse expenses to limit net annual operating expenses to 1.20% and 1.45% (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the average net assets attributable to Class I and Class A shares of the Fund, respectively.

In considering the level of the advisory fee with respect to each Fund, the Board also took into account the fees charged to other accounts managed by IronHorse that used similar investment strategies, if any, noting that differences were attributable to the differences in the management of these different kinds of accounts as well as the relative sizes of the accounts. The Board concluded that the advisory fee paid by each Fund was not unreasonable.

Profitability. The Board considered IronHorse’s profitability and whether these profits were reasonable in light of the services provided to the Funds. The Board reviewed profitability analyses prepared by IronHorse based on current asset levels of each of the Funds. The Board noted the direct and indirect costs of operating each Fund in that analysis and concluded that IronHorse’s profitability from its relationship with each Fund was not excessive.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Funds as each Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that each advisory fee did not currently have breakpoints; however, based the profitability analyses included in the Board Materials at current asset levels, economies of scale had not yet been reached with respect to either Fund. The Board noted that it would revisit whether additional economies of scale should be taken into account in the future once the Funds had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by IronHorse from its association with the Funds. The Board considered that IronHorse did not anticipate receiving any other direct, indirect, or ancillary material “fall-out” benefits from its relationship with the Funds. The Board concluded that any such potential benefits are reasonable.

Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the Advisory Agreement with respect to each Fund, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of each Fund and its respective shareholders.

In considering the Advisory Agreement renewal with respect to each Fund, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of the Funds’ performance and operations throughout the year.

Conductor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); iCapital KKR Private Markets Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	2	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman, McGowan PLLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	2	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	2	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information is as of October 31, 2021.

**	As of October 31, 2021, the Trust was comprised of 24 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Funds do not share the same investment adviser with any other series of the Trust or hold themselves out as related to any other series of the Trust for investment purposes.

10/31/2021 – Two Roads v2

Conductor Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2021

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions LLC, (since February 2020); Senior Vice President Legal Administration, Ultimus Fund Solutions LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2021.

**	As of October 31, 2021, the Trust was comprised of 24 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Funds do not share the same investment adviser with any other series of the Trust or hold themselves out as related to any other series of the Trust for investment purposes.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/2021 – Two Roads v2

Conductor Funds
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
October 31, 2021

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed each Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of a Fund. Such offering is made only by a prospectus, which contains information about each Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in a Fund.

Conductor AR-21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2021 $33,750
2020 $33,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2021 $6,400
2020 $5,800

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2021 and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2021 and 2020 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Funds are open-end management investment companies

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Funds are open-end management investment companies

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable Funds are open-end management investment companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/6/2022